                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

                                   FORM N-CSR

Investment Company Act file number 811-06702

                     SCUDDER INTERNATIONAL EQUITY PORTFOLIO
                     --------------------------------------
               (Exact Name of Registrant as Specified in Charter)

                   One South Street, Baltimore, Maryland 21202
                 ----------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

        Registrant's Telephone Number, including Area Code: (617) 295-2663
                                                            --------------

                               Salvatore Schiavone
                             Two International Place
                           Boston, Massachusetts 02110
                     ---------------------------------------
                     (Name and Address of Agent for Service)

Date of fiscal year end:        10/31

Date of reporting period:       10/31/04

ITEM 1.  REPORT TO STOCKHOLDERS

Scudder International Equity Fund

Classes A, B, C and Investment

Annual Report to Shareholders

October 31, 2004

Contents

Click Here Performance Summary

Click Here Information About Your Fund's Expenses

Click Here Portfolio Management Review

Click Here Portfolio Summary

Scudder International Equity Fund

Click Here Financial Statements

Click Here Financial Highlights

Click Here Notes to Financial Statements

Click Here Report of Independent Registered Public Accounting Firm

Click Here Tax Information

Click Here Trustees and Officers

International Equity Portfolio

Click Here Investment Portfolio

Click Here Financial Statements

Click Here Financial Highlights

Click Here Notes to Financial Statements

Click Here Report of Independent Registered Public Accounting Firm

Click Here Account Management Resources

This report must be preceded or accompanied by a prospectus. To obtain a prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the fund. Please read the prospectus carefully before you invest.

Investments in mutual funds involve risk. Some funds have more risk than others. Investing in foreign securities presents certain unique risks not associated with domestic investments, such as currency fluctuation, political and economic changes and market risks. Additionally, hedging strategies are subject to special risks, and the success of such strategies cannot be guaranteed. All of these factors may result in greater share price volatility. Please read this fund's prospectus for specific details regarding its investments and risk profile.

Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc., Deutsche Asset Management Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company.

Fund shares are not FDIC-insured and are not deposits or other obligations of, or guaranteed by, any bank. Fund shares involve investment risk, including possible loss of principal.

Performance Summary October 31, 2004

All performance shown is historical, assumes reinvestment of all dividends and capital gains, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit scudder.com for the product's most recent month-end performance.

The maximum sales charge for Class A shares is 5.75%. For Class B shares, the maximum contingent deferred sales charge (CDSC) is 4% within the first year after purchase, declining to 0% after six years. Class C shares have no adjustment for front-end sales charges but redemptions within one year of purchase may be subject to a CDSC of 1%. Unadjusted returns do not reflect sales charges and would have been lower if they had. Investment Class shares are not subject to sales charges.

Returns and rankings during all periods shown reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share class.

Returns shown for Class A, B and C shares for the periods prior to June 29, 2001 are derived from the historical performance of Investment Class shares of the International Equity Fund during such periods and have been adjusted to reflect the higher gross total annual operating expenses of each specific class. Any difference in expenses will affect performance.

Average Annual Total Returns (Unadjusted for Maximum Sales Charge) as of 10/31/04
Scudder International Equity Fund	1-Year	3-Year	5-Year	10-Year
Class A	11.77%	4.99%	-3.55%	5.26%
Class B	10.92%	4.15%	-4.29%	4.46%
Class C	10.89%	4.19%	-4.28%	4.47%
Investment Class	11.80%	4.93%	-3.56%	5.26%
MSCI EAFE Index+	18.84%	9.42%	-.92%	4.02%

Sources: Lipper Inc. and Deutsche Asset Management Inc.

Net Asset Value and Distribution Information
	Class A	Class B	Class C	Investment Class
Net Asset Value: 10/31/04	$ 10.52	$ 10.41	$ 10.22	$ 20.54
10/31/03	$ 9.59	$ 9.49	$ 9.32	$ 18.72
Distribution Information: Twelve Months: Income Dividends as of 10/31/04	$ .19	$ .11	$ .11	$ .37

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)
[] Scudder International Equity Fund — Class A [] MSCI EAFE Index+

Yearly periods ended October 31

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.75%. This results in a net initial investment of $9,425.

The growth of $10,000 is cumulative.

Comparative Results (Adjusted for Maximum Sales Charge) as of 10/31/04
Scudder International Equity Fund		1-Year	3-Year	5-Year	10-Year
Class A	Growth of $10,000	$10,534	$10,908	$7,867	$15,738
	Average annual total return	5.34%	2.94%	-4.69%	4.64%
Class B	Growth of $10,000	$10,792	$11,098	$7,991	$15,477
	Average annual total return	7.92%	3.53%	-4.39%	4.46%
Class C	Growth of $10,000	$11,089	$11,310	$8,037	$15,487
	Average annual total return	10.89%	4.19%	-4.28%	4.47%
MSCI EAFE Index+	Growth of $10,000	$11,884	$13,102	$9,551	$14,837
	Average annual total return	18.84%	9.42%	-.92%	4.02%

The growth of $10,000 is cumulative.

+ The MSCI EAFE Index is an unmanaged index that tracks international stock performance in the 21 developed markets of Europe, Australasia, and the Far East. Index returns assume reinvestment of dividends and, unlike fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Growth of an Assumed $10,000 Investment
[] Scudder International Equity Fund — Investment Class [] MSCI EAFE Index+

Yearly periods ended October 31
Comparative Results as of 10/31/04
Scudder International Equity Fund		1-Year	3-Year	5-Year	10-Year
Investment Class	Growth of $10,000	$11,180	$11,553	$8,343	$16,691
	Average annual total return	11.80%	4.93%	-3.56%	5.26%
MSCI EAFE Index+	Growth of $10,000	$11,884	$13,102	$9,551	$14,837
	Average annual total return	18.84%	9.42%	-.92%	4.02%

The growth of $10,000 is cumulative.

+ The MSCI EAFE Index is an unmanaged index that tracks international stock performance in the 21 developed markets of Europe, Australasia, and the Far East. Index returns assume reinvestment of dividends and, unlike fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Investment Class Lipper Rankings — International Large-Cap Core Funds Category as of 10/31/04
Period	Rank		Number of Funds Tracked	Percentile Ranking
1-Year	159	of	201	79
3-Year	105	of	173	61
5-Year	89	of	129	69
10-Year	6	of	43	14

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return with distributions reinvested. Rankings are for Investment Class shares; other share classes may vary.

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following table is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, all classes of the Fund limited these expenses; had they not done so, expenses would have been higher. The table is based on an investment of $1,000 made at the beginning of the six-month period ended October 31, 2004.

The table illustrates your Fund's expenses in two ways:

Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended October 31, 2004
Actual Fund Return	Class A	Class B	Class C	Investment Class
Beginning Account Value 5/1/04	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 10/31/04	$ 1,020.40	$ 1,017.60	$ 1,016.90	$ 1,021.40
Expenses Paid per $1,000*	$ 7.50	$ 11.37	$ 11.32	$ 7.55
Hypothetical 5% Fund Return	Class A	Class B	Class C	Investment Class
Beginning Account Value 5/1/04	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 10/31/04	$ 1,017.78	$ 1,013.94	$ 1,013.98	$ 1,017.67
Expenses Paid per $1,000*	$ 7.49	$ 11.35	$ 11.31	$ 7.53

* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.

Annualized Expense Ratios	Class A	Class B	Class C	Investment Class
Scudder International Equity Fund	1.50%	2.25%	2.25%	1.50%

For more information, please refer to the Fund's prospectus.

Portfolio Management Review

Scudder International Equity Fund: A Team Approach to Investing

Deutsche Asset Management, Inc. ("DeAM, Inc." or the "Advisor"), which is part of Deutsche Asset Management, is the investment advisor for the Scudder International Equity Portfolio in which this fund invests all of its assets. DeAM, Inc. provides a full range of investment advisory services to institutional and retail clients. Deutsche Asset Management Investment Services Ltd. ("DeAMIS") is the subadvisor to the International Equity Portfolio. DeAMIS is responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

DeAM, Inc. is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance.

Portfolio Management Team

Alexander Tedder

Managing Director, Deutsche Asset Management and Lead Manager of the fund.

Head of EAFE Equity Portfolio Selection team and Head of International Select Equity Strategy: London.

Joined the investment advisor in 1994.

Prior to that, was a European analyst (1990-1994) and representative (1992-1994) for Schroders.

15 years of investment experience.

Masters in Economics and Business Administration from Freiburg University.

Clare Gray, CFA

Director, Deutsche Asset Management and Manager of the fund.

Joined the investment advisor in 1993.

Over ten years of investment industry experience.

Matthias Knerr, CFA

Director, Deutsche Asset Management and Manager of the fund.

Joined Deutsche Asset Management in 1995 and the funds in 2004.

Portfolio manager for EAFE Equities and Global Equities.

Sangita Uberoi, CFA

Director, Deutsche Asset Management and Manager of the fund.

Joined Deutsche Asset Management in 1994 and the funds in 2004.

Portfolio manager for EAFE Equities.

Previous experience includes two years in equity research and investments at Lehman Brothers and Smith Barney.

In the following interview, Lead Portfolio Manager Alex Tedder discusses Scudder International Equity Fund's strategy and the market environment during the 12-month period ended October 31, 2004.

Q:  How did the international stock markets perform during the past year?

A:  International equities performed well during the fund's fiscal year, as investors responded to a continued environment of moderate global growth, steady gains in corporate earnings and low absolute levels of interest rates worldwide. An additional factor helping overseas markets was the strength in foreign currencies relative to the US dollar. Since foreign shares are denominated in local-country currencies, a gain in the value of the currency helps increase the value of the investment in US dollar terms. During the past year, for instance, the value of the euro rose 11.5% against the dollar, while the British pound and Japanese yen rose 9.2% and 4.4%, respectively. This provided a substantial boost to the gains enjoyed by dollar-based investors during the period, contributing approximately 8% of the 18.84% return of the MSCI EAFE Index.1

1 The Morgan Stanley Capital International (MSCI) EAFE Index is an unmanaged, capitalization- weighted index that tracks international stock performance in the 21 developed markets in Europe, Australasia and the Far East. Index returns assume reinvestment of all distributions and do not reflect fees or expenses. It is not possible to invest directly in an index.

The strong performance of the international markets occurred despite ongoing investor nervousness over geopolitical tensions, soaring oil prices, a possible economic slowdown in China and rising interest rates in the United States. This investor nervousness led to volatility in the world markets, particularly during the second quarter. Investors therefore tended to favor stocks perceived to be more conservative, helping value stocks outperform their growth counterparts. Given this value bent in the market, it is no surprise that some of the top-performing industry groups were the traditional "safe havens" — the higher-yielding utility and energy sectors — while on the other end of the spectrum, the higher-risk technology sector lagged the performance of the broader MSCI EAFE Index by roughly 20 percentage points.

On a regional basis, the European markets outpaced Japan, which lagged during the second half of the period as investor concerns about the impact of a strong yen on exporters outweighed the positive news of a six-year high in Japanese business confidence and strong industrial production results.2 Stocks in the emerging markets performed particularly well, generally benefiting from growth in domestic consumption and rising returns on equity. Despite recent strong performance, valuations in emerging markets remain compelling, as emerging-market stocks are still priced at a discount to developed markets.3

2 A strong currency can slow a region's economy by making their goods and services more expensive to consumers in other countries.

3 "Valuation" refers to the price investors pay for a given security. An asset can be undervalued, meaning that it trades for less than its true worth, or overvalued, which means that it trades at a more expensive price than its underlying worth.

Q:  How did the fund perform in this environment?

A:   The total return of the fund's Class A shares for the 12 months ended October 31, 2004 was 11.77%. (Returns are unadjusted for sales charges. If sales charges had been included, returns would have been lower. Past performance is no guarantee of future results. Please see pages 3 through 5 for complete performance information.) For the period, the MSCI EAFE benchmark returned 18.84%, and the average return of the Lipper International Large-Cap Core category was 14.63%.4

A key component of the fund's underperformance was its "hedged" position with respect to currency movements. "Hedging" means that we buy securities that will set the fund's currency exposure at a certain level. For instance, if a fund holds 100% of assets in foreign stocks, 100% of its currency exposure will be in foreign currencies. However, the fund can gain exposure to the US dollar through hedging, so that the portfolio does not have to be 100% exposed to foreign currency movements. This sort of hedge will help if the US dollar rises, but hurt if it declines. Since the US dollar weakened during the reporting period, this aspect of the fund's positioning was detrimental to performance.

4 Funds in the Lipper International Large-Cap Core Funds category are defined as those that invest at least 75% of their equity assets in companies strictly outside of the United States with market capitalizations (on a three-year-weighted basis) greater than 400% of the 75th market capitalization percentile of the S&P/Citigroup World ex-US Broad Market Index (BMI). Large-cap core funds typically have an average price-to-cash flow ratio, price-to-book ratio and three-year sales-per-share growth value compared with the S&P/Citigroup World ex-US BMI.

A second reason for underperformance was that much of the strength in the benchmark, in relation to the fund and to the Lipper peer group, was due to the substantial outperformance of value stocks as investors flocked to perceived safe harbors. Still, we believe that the best way to achieve long-term outperformance is to stay true to our approach, which is to emphasize companies with sustainable earnings growth and have strong business models or franchises that allow them pricing power. Examples of such companies are: Natural price leaders in industries with high barriers to entry; companies in regulated industries or in industries that benefit from state monopolies; and dominant brand or service franchises.

Q:  What elements of the fund's positioning contributed to its underperformance?

A:  The most challenging sector for the period was financials. Although many banking names within the sector were strong performers, OTP Bank RT (Hungary) and Alpha Bank AE (Greece) were two of the portfolio's top contributors to performance. European insurers and financial services were the main detractors. European insurers such as Allianz AG (Germany) and Munich Re (Switzerland) posted disappointing results over the period and are continuing to undergo restructuring efforts to improve efficiency. (As of October 31, 2004, the position in Allianz AG and Munich Re were sold.)

Health care stocks also disappointed during the period. Our holding in Smith & Nephew PLC, a UK manufacturer of orthopedic medical devices, performed well in the first half of the year, but declined significantly in July when it reported softer-than-expected sales. We believe this disappointment is indicative of a short-term market overreaction rather than long-term weakness in the company's business, and we continue to hold the stock in the portfolio. Pharmaceutical stocks, which make up the balance of our holdings in the sector, continued to be weighed down ahead of the US election. Share valuations also reflected overly pessimistic investor sentiment about future product development and existing drug pipelines.

Extraordinary and well-publicized circumstances surrounding the Russian oil company Yukos also impacted the portfolio's performance. The shares declined dramatically during the period on fears of an impending liquidity crisis following the arrest of its largest individual shareholder (Mikhail Khodorkovsky), the Russian government's announcement of a radical change of stance on its taxation policy and the freezing of the company's assets by the government. As greater clarity emerged with respect to the situation and it became evident that any resolution would favor the Russian tax authorities instead of shareholders, we decided to sell the position. (As of October 31, 2004, the positions in Yukos was sold.)

Q:  What factors helped performance?

A:  Fund returns were helped by holdings in the basic materials sector. Stocks in this group were aided by the combination of continued economic growth worldwide, increasing demand for raw materials from the booming Chinese infrastructure build-out, and the resulting rise in commodities prices. Our stock selection in this area was strong, as we generated outperformance from holdings in metals and mining companies such as Companhia Vale do Rio Doce (Brazil), BHP Billiton PLC (UK) and the Korean steel producer POSCO.

Information technology was a poor performer within the index this year, posting negative returns. However, our stock selection within the portfolio was strong and technology was one of our top performing sectors. An overweight position in Telefonaktiebolaget LM Ericsson (Sweden) lifted performance, as the company reported stronger than expected results, considerable improvement in gross margins and a recovery in wireless equipment capital spending.

Although the fund was slightly underweight in utilities, the top-performing index sector this period, the portfolio's utilities stocks significantly exceeded the index sector return. Thus, our utilities exposure was a very strong contributor to return, benefiting from a market environment that favored companies with stable cash flows. The German utility E.ON AG, the fund's top holding in the sector, benefited from its decision to restructure its operations in order to streamline its business to a more focused electric and gas energy company, as well as from the recent completion of an attractive acquisition.

Q:  What is your broad view of the international stock markets as we move into 2005?

A:  Evaluating the spectrum of international equities right now, we believe the disparity in relative valuation between different sectors, regions or investment styles is minimal. Since the peak of the market in early 2000, value has outperformed growth by an annualized difference of approximately eight percentage points. Interestingly, based on our measure of trend earnings, we believe growth is now priced at a discount to value. At the same time, the gap between large and small-cap stocks has also narrowed, leaving little room for a further convergence of valuations in this area. This is a clear reflection of the challenges in the current investment environment, and it has resulted in investors focusing on generating a larger percentage of their total return through income rather than price appreciation. Although there are initial signs that some of the clouds of uncertainty may be dissipating, the investment environment is likely to prove challenging into 2005. Importantly though, we believe overall valuation levels remain quite supportive for stocks (particularly relative to bonds), and we therefore remain optimistic on the prospects for international equities.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions and should not be construed as a recommendation.

Portfolio Summary October 31, 2004

Geographic Diversification (Excludes Cash Equivalents and Securities Lending Collateral)	10/31/04	10/31/03

Japan	23%	22%
United Kingdom	22%	19%
Switzerland	12%	11%
France	10%	6%
Italy	5%	2%
Germany	5%	12%
Netherlands	4%	4%
Spain	2%	2%
Greece	2%	1%
Other	15%	21%
	100%	100%
Sector Diversification (Excludes Cash Equivalents and Securities Lending Collateral)	10/31/04	10/31/03

Financials	27%	27%
Consumer Discretionary	12%	12%
Energy	11%	7%
Health Care	9%	8%
Industrials	9%	11%
Telecommunication Services	8%	9%
Information Technology	6%	11%
Materials	5%	7%
Consumer Staples	5%	5%
Other	8%	3%
	100%	100%

Geographic and sector diversification are based on market value of the Total Investment Portfolio and are subject to change.

Ten Largest Portfolio Equity Holdings at October 31, 2004 (26.8% of Net Assets)
1. Total SA Producer of oil and natural gas	France	3.5%
2. Vodafone Group PLC Provider of mobile telecommunication services	United Kingdom	2.9%
3. Shell Transport & Trading Co., PLC Provider of oil and gas	United Kingdom	2.8%
4. Toyota Motor Corp. Manufacturer of diversified automotive products	Japan	2.7%
5. HSBC Holdings PLC Provider of international banking and financial services	United Kingdom	2.7%
6. Royal Bank of Scotland Group PLC Provider of a wide range of financial services	United Kingdom	2.6%
7. Nestle SA Producer and seller of food products	Switzerland	2.6%
8. UBS AG Provider of commercial and investment banking services	Switzerland	2.4%
9. E.ON AG Distributor of electricity to commercial and residential customers	Germany	2.3%
10. Eni SpA Provider of oilfield and engineering services	Italy	2.3%

Portfolio holdings are subject to change.

For more complete details about the fund's investment portfolio, see page 39. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Fund as of month end is available upon request on the 16th of the following month. Please see the Account Management Resources section for contact information.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Financial Statements

Statement of Assets and Liabilities as of October 31, 2004
Assets
Investment in the International Equity Portfolio, at value	$ 287,915,903
Receivable for Fund shares sold	112,346
Other assets	24,316
Total assets	288,052,565
Liabilities
Payable for fund shares purchased	1,056,601
Other accrued expenses and payables	119,353
Total liabilities	1,175,954
Net assets, at value	$ 286,876,611
Net Assets
Net assets consist of: Distributions in excess of net investment income	(695,242)
Net unrealized appreciation (depreciation) on investments	41,063,623
Accumulated net realized gain (loss)	(432,443,957)
Paid-in capital	678,952,187
Net assets, at value	$ 286,876,611

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of October 31, 2004 (continued)
Net Asset Value
Class A Net Asset Value and redemption price per share ($6,050,549 ÷ 575,029 shares of capital stock outstanding, $.001 par value, unlimited number of shares authorized)	$ 10.52
Maximum offering price per share (100 ÷ 94.25 of $10.52)	$ 11.16

Class B

Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($744,918 ÷ 71,557 shares of capital stock outstanding, $.001 par value, unlimited number of shares authorized)

$ 10.41

Class C

Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($572,060 ÷ 55,984 shares of capital stock outstanding, $.001 par value, unlimited number of shares authorized)

$ 10.22
Investment Class Net Asset Value, offering and redemption price per share ($279,509,084 ÷ 13,611,113 shares of capital stock outstanding, $.001 par value, unlimited number of shares authorized)	$ 20.54

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the year ended October 31, 2004
Investment Income
Total investment income allocated from the International Equity Portfolio: Dividends (net of foreign taxes withheld of $807,272)	$ 6,339,059
Interest	293,787
Securities lending income, including income from Daily Assets Fund Institutional	151,747
Expenses(a)	(2,334,470)
Net investment income (loss) allocated from the International Equity Portfolio	4,450,123
Expenses: Administrator service fee	2,830,751
Distribution and shareholder servicing fee	26,191
Registration fees	70,114
Reports to shareholders	84,150
Legal	26,790
Auditing	34,985
Trustees' fees and expenses	8,850
Other	12,355
Total expenses, before expense reductions	3,094,186
Expense reductions	(415,715)
Total expenses, after expense reductions	2,678,471
Net investment income (loss)	1,771,652
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from: Investments (net of foreign taxes of $71,033)	44,834,041
Foreign currency related transactions	(2,214,106)
42,619,935
Net unrealized appreciation (depreciation) during the period on investment and foreign currency related transactions	(5,328,778)
Net gain (loss) on investment transactions	37,291,157
Net increase (decrease) in net assets resulting from operations	$ 39,062,809

a For the year ended October 31, 2004, the Advisor/Administrator waived fees in the amount of $475,575 which was allocated to the Fund on a pro-rated basis.

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Years Ended October 31,
	2004	2003
Operations: Net investment income (loss)	$ 1,771,652	$ 3,156,783
Net realized gain (loss) on investment transactions	42,619,935	(5,611,792)
Net unrealized appreciation (depreciation) on investment transactions during the period	(5,328,778)	64,311,936
Net increase (decrease) in net assets resulting from operations	39,062,809	61,856,927
Distributions to shareholders from: Net investment income: Class A	(95,503)	(3,122)
Class B	(6,910)	—
Class C	(3,352)	—
Investment Class	(6,545,035)	(251,674)
Fund share transactions: Proceeds from shares sold	253,547,422	258,685,558
Reinvestment of distributions	5,395,442	200,037
Cost of shares redeemed	(357,561,594)	(390,702,208)
Net increase (decrease) in net assets from Fund share transactions	(98,618,730)	(131,816,613)
Increase (decrease) in net assets	(66,206,721)	(70,214,482)
Net assets at beginning of period	353,083,332	423,297,814
Net assets at end of period (including distributions in excess of net investment income and undistributed net investment income of $695,242 and $6,127,119, respectively)	$ 286,876,611	$ 353,083,332

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A
Years Ended October 31,	2004	2003	2002	2001[a]
Selected Per Share Data
Net asset value, beginning of period	$ 9.59	$ 8.00	$ 9.28	$ 11.05
Income (loss) from investment operations: Net investment income (loss)	.05[b]	.07[b]	.03[b]	(.01)
Net realized and unrealized gain (loss) on investment transactions	1.07	1.53	(1.30)	(1.76)
Total from investment operations	1.12	1.60	(1.27)	(1.77)
Less distributions from: Net investment income	(.19)	(.01)	(.01)	—
Net asset value, end of period	$ 10.52	$ 9.59	$ 8.00	$ 9.28
Total Return (%)[c,d]	11.77	19.95[e]	(13.68)	(16.02)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	6	5	5	9
Ratio of expenses before expense reductions, including expenses allocated from the International Equity Portfolio (%)	2.01	1.97	1.94	1.73*
Ratio of expenses after expense reductions, including expenses allocated from the International Equity Portfolio (%)	1.50	1.50	1.50	1.50*
Ratio of net investment income (loss) (%)	.54	.87	.34	(.44)*

[a] For the period June 29, 2001 (commencement of operations of Class A shares) to October 31, 2001.

[b] Based on average shares outstanding during the period.

[c] Total return would have been lower had certain expenses not been reduced.

[d] Total return does not reflect the effect of any sales charges.

[e] In 2003, the Advisor fully reimbursed the Portfolio for currency transactions which did not meet the Portfolio's investment guidelines. Excluding this reimbursement, the total return would have been 19.70% and the impact to the Class was $0.02 per share.

* Annualized

** Not annualized

Class B
Years Ended October 31,	2004	2003	2002	2001[a]
Selected Per Share Data
Net asset value, beginning of period	$ 9.49	$ 7.97	$ 9.33	$ 11.13
Income (loss) from investment operations: Net investment income (loss)	(.02)[b]	.01[b]	(.04)[b]	(.04)
Net realized and unrealized gain (loss) on investment transactions	1.05	1.51	(1.31)	(1.76)
Total from investment operations	1.03	1.52	(1.35)	(1.80)
Less distributions from: Net investment income	(.11)	—[c]	(.01)	—[c]
Net asset value, end of period	$ 10.41	$ 9.49	$ 7.97	$ 9.33
Total Return (%)[d,e]	10.92	19.07[f]	(14.35)	(16.17)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	.7	.5	.4	.4
Ratio of expenses before expense reductions, including expenses allocated from the International Equity Portfolio (%)	2.76	2.72	2.69	2.48*
Ratio of expenses after expense reductions, including expenses allocated from the International Equity Portfolio (%)	2.25	2.25	2.25	2.25*
Ratio of net investment income (loss) (%)	(.21)	.11	(.41)	(1.19)*

[a] For the period June 29, 2001 (commencement of operations of Class B shares) to October 31, 2001.

[b] Based on average shares outstanding during the period.

[c] Amount is less than $.005.

[d] Total return would have been lower had certain expenses not been reduced.

[e] Total return does not reflect the effect of any sales charges.

[f] In 2003, the Advisor fully reimbursed the Portfolio for currency transactions which did not meet the Portfolio's investment guidelines. Excluding this reimbursement, the total return would have been 18.70% and the impact to the Class was $0.02 per share.

* Annualized

** Not annualized

Class C
Years Ended October 31,	2004	2003	2002	2001[a]
Selected Per Share Data
Net asset value, beginning of period	$ 9.32	$ 7.83	$ 9.15	$ 10.92
Income (loss) from investment operations: Net investment income (loss)	(.02)[b]	.01[b]	(.04)[b]	(.09)
Net realized and unrealized gain (loss) on investment transactions	1.03	1.48	(1.27)	(1.68)
Total from investment operations	1.01	1.49	(1.31)	(1.77)
Less distributions from: Net investment income	(.11)	—[c]	(.01)	—[c]
Net asset value, end of period	$ 10.22	$ 9.32	$ 7.83	$ 9.15
Total Return (%)[d,e]	10.89	19.03[f]	(14.20)	(16.21)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	.5	.2	.1	.3
Ratio of expenses before expense reductions, including expenses allocated from the International Equity Portfolio (%)	2.76	2.72	2.69	2.48*
Ratio of expenses after expense reductions, including expenses allocated from the International Equity Portfolio (%)	2.25	2.25	2.25	2.25*
Ratio of net investment income (loss) (%)	(.21)	.11	(.41)	(1.19)*

[a] For the period June 29, 2001 (commencement of operations of Class C shares) to October 31, 2001.

[b] Based on average shares outstanding during the period.

[c] Amount is less than $.005.

[d] Total return would have been lower had certain expenses not been reduced.

[e] Total return does not reflect the effect of any sales charges.

[f] In 2003, the Advisor fully reimbursed the Portfolio for currency transactions which did not meet the Portfolio's investment guidelines. Excluding this reimbursement, the total return would have been 18.65% and the impact to the Class was $0.02 per share.

* Annualized

** Not annualized

Investment Class
Years Ended October 31,	2004	2003	2002	2001	2000
Selected Per Share Data
Net asset value, beginning of period	$ 18.72	$ 15.63	$ 18.14	$ 25.55	$ 25.33
Income (loss) from investment operations: Net investment income (loss)	.11[a]	.14[a]	.06[a]	.08	(.02)
Net realized and unrealized gain (loss) on investment transactions	2.08	2.96	(2.56)	(7.28)	.24
Total from investment operations	2.19	3.10	(2.50)	(7.20)	.22
Less distributions from: Net investment income	(.37)	(.01)	(.01)	—	—
Net realized gains	—	—	—	(.21)	—
Total distributions	(.37)	(.01)	(.01)	(.21)	—
Net asset value, end of period	$ 20.54	$ 18.72	$ 15.63	$ 18.14	$ 25.55
Total Return (%)[b]	11.80	19.85[c]	(13.78)	(28.38)	.83
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	280	347	418	815	2,128
Ratio of expenses before expense reductions, including expenses allocated from the International Equity Portfolio (%)	1.76	1.72	1.69	1.68	1.67
Ratio of expenses after expense reductions, including expenses allocated from the International Equity Portfolio (%)	1.50	1.50	1.50	1.50	1.50
Ratio of net investment income (loss) (%)	.54	.86	.34	.24	(.07)

[a] Based on average shares outstanding during the period.

[b] Total return would have been lower had certain expenses not been reduced.

[c] In 2003, the Advisor fully reimbursed the Portfolio for currency transactions which did not meet the Portfolio's investment guidelines. Excluding this reimbursement, the total return would have been 19.53% and the impact to the Class was $0.05 per share.

Notes to Financial Statements

A. Significant Accounting Policies

International Equity Fund ("Scudder International Equity Fund" or the "Fund") is a diversified series of the Scudder Advisor Funds (the "Trust") which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust.

The Fund seeks to achieve its investment objective by investing substantially all of its assets in the Scudder International Equity Portfolio (the "Portfolio"), a diversified, open-end management investment company advised by Deutsche Asset Management, Inc. ("DeAM, Inc."). On October 31, 2004, the Fund owned approximately 87% of the Portfolio. The financial statements of the Portfolio, including the Investment Portfolio, are contained elsewhere in this report and should be read in conjunction with the Fund's financial statements.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered to investors without an initial sales charge and are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Prior to March 1, 2004, Class C shares were offered with an initial sales charge. Class C shares do not convert into another class. Investment Class shares are not subject to initial or contingent deferred sales charges.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as services to shareholders, distribution service fees and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. The Fund determines the valuation of its investment in the Portfolio by multiplying its proportionate ownership of the Portfolio by the total value of the Portfolio's net assets.

The Portfolio's policies for determining the value of its net assets are discussed in the Portfolio's Financial Statements, which accompany this report.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

At October 31, 2004, the Fund had a net tax basis capital loss carryforward of approximately $432,444,000 which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until October 31, 2008 ($1,543,000), October 31, 2009 ($295,321,000), October 31, 2010 ($108,362,000) and October 31, 2011 ($27,218,000), the respective expiration dates, whichever occurs first, which may be subject to certain limitations under Sections 382-383 of the Internal Revenue Code.

Distribution of Income and Gains. Distributions of net investment income, if any, are made annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The net unrealized appreciation/depreciation of the Fund's investment in the Portfolio consists of an allocated portion of the Portfolio's appreciation/depreciation. Please refer to the Portfolio's financial statements for a breakdown of the appreciation/depreciation from investments.

At October 31, 2004, the Fund's components of distributable earnings (accumulated losses) on a tax-basis were as follows:

Undistributed ordinary income*	$ —
Undistributed net long-term capital gains	$ —
Capital loss carryforwards	$ (432,444,000)

In addition, during the year ended October 31, 2003 and October 31, 2004, the tax character of distributions paid to shareholders by the Fund is summarized as follows:

	Years ended October 31,
	2004	2003
Distributions from ordinary income*	$ 6,650,800	$ 254,796

* For tax purposes short-term capital gains distributions are considered ordinary income distributions.

Other. The Fund receives a daily allocation of the Portfolio's income, expenses and net realized and unrealized gains and losses in proportion to its investment in the Portfolio. Expenses of the Trust arising in connection with a specific Fund are allocated to that Fund. Other Trust expenses which cannot be directly attributed to a Fund are apportioned among the Funds in the Trust.

B. Related Parties

Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG. Deutsche Asset Management, Inc. (the "Advisor") is the Advisor for the Portfolio and Investment Company Capital Corporation ("ICCC" or the "Administrator") is the Administrator for the Fund, both wholly owned subsidiaries of Deutsche Bank AG.

For the year ended October 31, 2004, the Advisor and Administrator contractually agreed to waive their fees and reimburse expenses of the Fund to the extent necessary to maintain the annualized expenses of each class as follows: Class A shares 1.50%, Class B shares 2.25%, Class C shares 2.25% and Investment Class 1.50% including expenses allocated from the Portfolio.

Administrator Service Fee. For its services as Administrator, ICCC receives a fee (the "Administrator Service Fee") of 0.85% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the year ended October 31, 2004, the Administrator Service Fee was as follows:

Administrator Service Fee	Total Aggregated	Administrator Service Fee Waived by ICCC	Unpaid at October 31, 2004
Class A	$ 48,752	$ 21,738	$ —
Class B	6,198	2,698	—
Class C	3,876	1,731	—
Investment Class	2,771,925	389,548	—
	$ 2,830,751	$ 415,715	$ —

Distribution Agreement. Under the Distribution Agreement, in accordance with Rule 12b-1 under the 1940 Act, Scudder Distributors, Inc. ("SDI"), an affiliate of the Advisor, receives a fee ("Distribution Fee") of 0.25% of average daily net assets of Class A shares and 0.75% of average daily net assets of Class B and C shares. Pursuant to the agreement, SDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the year ended October 31, 2004, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at October 31, 2004
Class A	$ 14,339	$ 1,503
Class B	5,469	379
Class C	3,420	326
	$ 23,228	$ 2,208

In addition, SDI provides information and administrative services ("Shareholder Servicing Fee") to Class B and C shareholders at an annual rate of up to 0.25% of average daily net assets for each class. SDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the year ended October 31, 2004, the Shareholder Servicing Fee was as follows:

Shareholder Servicing Fee	Total Aggregated	Unpaid at October 31, 2004	Effective Rate
Class B	$ 1,823	$ 157.25%
Class C	1,140	177.25%
	$ 2,963	$ 334

Underwriting Agreement and Contingent Deferred Sales Charge. SDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the year ended October 31, 2004 aggregated $2,783. There were no underwriting commissions paid in connection with the distribution of Class C shares for the year ended October 31, 2004.

In addition, SDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the year ended October 31, 2004, the CDSC for Class B and C shares aggregated $1,950 and $146, respectively. A deferred sales charge of up to 1% is assessed on certain redemptions of Class A. For the year ended October 31, 2004, SDI received none.

Trustees' Fees and Expenses. As compensation for his or her services, each Independent Trustee receives an aggregate annual fee, plus a fee for each meeting attended (plus reimbursement for reasonable out-of-pocket expenses incurred in connection with his or her attendance at board and committee meetings) from each Fund in the Fund Complex for which he or she serves. In addition, the Chairman of the Fund Complex's Audit Committee receives an annual fee for his services. Payment of such fees and expenses is allocated among all such Funds described above in direct proportion to their relative net assets.

C. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Year Ended October 31, 2004		Year Ended October 31, 2003
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	281,798	$ 2,915,798	1,244,038	$ 10,043,658
Class B	37,626	388,954	25,004	213,177
Class C	56,409	566,126	17,472	140,848
Investment Class	12,517,755	249,676,544	15,130,738	248,287,875
		$ 253,547,422		$ 258,685,558
Shares issued to shareholders in reinvestment of distributions
Class A	8,782	$ 87,729	289	$ 2,311
Class B	649	6,454	—	—
Class C	343	3,352	—	—
Investment Class	271,827	5,297,907	12,650	197,726
		$ 5,395,442		$ 200,037
Shares redeemed
Class A	(207,587)	$ (2,134,778)	(1,408,109)	$ (11,752,456)
Class B	(23,388)	(238,058)	(18,725)	(157,803)
Class C	(27,360)	(269,897)	(6,917)	(53,963)
Investment Class	(17,748,391)	(354,918,861)	(23,282,779)	(378,737,986)
		$ (357,561,594)		$ (390,702,208)
Net increase (decrease)
Class A	82,993	$ 868,749	(163,782)	$ (1,706,487)
Class B	14,887	157,350	6,279	55,374
Class C	29,392	299,581	10,555	86,885
Investment Class	(4,958,809)	(99,944,410)	(8,139,391)	(130,252,385)
		$ (98,618,730)		$ (131,816,613)

D. Regulatory Matters and Litigation

Since at least July 2003, federal, state and industry regulators have been conducting ongoing inquiries and investigations ("inquiries") into the mutual fund industry, and have requested information from numerous mutual fund companies, including Scudder Investments. It is not possible to determine what the outcome of these inquiries will be or what the effect, if any, would be on the funds or their advisors. Publicity about mutual fund practices arising from these industry-wide inquiries serves as the general basis of a number of private lawsuits against the Scudder funds. These lawsuits, which previously have been reported in the press, involve purported class action and derivative lawsuits, making various allegations and naming as defendants various persons, including certain Scudder funds, the funds' investment advisors and their affiliates, certain individuals, including in some cases fund Trustees/Directors, officers, and other parties. Each Scudder fund's investment advisor has agreed to indemnify the applicable Scudder funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making allegations similar to these lawsuits regarding market timing, revenue sharing, fund valuation or other subjects arising from or related to the pending inquiries. Based on currently available information, the funds' investment advisors believe the likelihood that the pending lawsuits will have a material adverse financial impact on a Scudder fund is remote and such actions are not likely to materially affect their ability to perform under their investment management agreements with the Scudder funds.

Report of Independent Registered Public Accounting Firm

To the Trustees of the Scudder Advisor Funds and Shareholders of International Equity Fund:

In our opinion, the accompanying statement of assets and liabilities and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of International Equity Fund (the "Fund") at October 31, 2004, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

Boston, Massachusetts December 30, 2004	PricewaterhouseCoopers LLP
Tax Information (Unaudited)

The Fund paid foreign taxes of $807,272 and earned $2,972,124 of foreign source income during the year ended October 31, 2004. Pursuant to section 853 of the Internal Revenue Code, the Fund designates $0.06 per share as foreign taxes paid and $0.21 per share as income earned from foreign sources for the year ended October 31, 2004.

For Federal Income tax purposes, the Fund designates $7,500,000 or the maximum amount allowable under tax law, as qualified dividend income.

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call 1-800-621-1048.

Trustees and Officers

Independent Trustees
Name, Date of Birth, Position with the Fund and Length of Time Served[1,2]	Business Experience and Directorships During the Past 5 Years	Number of Funds in the Fund Complex Overseen
Joseph R. Hardiman 5/27/37 Chairman since 2004 Trustee since 2002

Private Equity Investor (January 1997 to present); Director, Corvis Corporation[3] (optical networking equipment) (July 2000 to present), Brown Investment Advisory & Trust Company (investment advisor) (February 2001 to present), The Nevis Fund (registered investment company) (July 1999 to present), and ISI Family of Funds (registered investment companies) (March 1998 to present). Formerly, Director, Soundview Technology Group Inc. (investment banking) (July 1998-January 2004) and Director, Circon Corp.[3] (medical instruments) (November 1998-January 1999); President and Chief Executive Officer, The National Association of Securities Dealers, Inc. and The NASDAQ Stock Market, Inc. (1987-1997); Chief Operating Officer of Alex. Brown & Sons Incorporated (now Deutsche Bank Securities Inc.) (1985-1987); General Partner, Alex. Brown & Sons Incorporated (now Deutsche Bank Securities Inc.) (1976-1985).

		55
Richard R. Burt 2/3/47 Trustee since 2002

Chairman, Diligence LLC (international information collection and risk-management firm) (September 2002 to present); Chairman, IEP Advisors, Inc. (July 1998 to present); Chairman of the Board, Weirton Steel Corporation[3] (April 1996 to present); Member of the Board, Hollinger International, Inc.[3] (publishing) (September 1995 to present), HCL Technologies Limited (information technology) (April 1999 to present), UBS Mutual Funds (formerly known as Brinson and Mitchell Hutchins families of funds) (registered investment companies) (September 1995 to present); and Member, Textron Inc.[3] International Advisory Council (July 1996 to present). Formerly, Partner, McKinsey & Company (consulting) (1991-1994) and US Chief Negotiator in Strategic Arms Reduction Talks (START) with former Soviet Union and US Ambassador to the Federal Republic of Germany (1985-1991); Member of the Board, Homestake Mining[3] (mining and exploration) (1998-February 2001), Archer Daniels Midland Company[3] (agribusiness operations) (October 1996-June 2001) and Anchor Gaming (gaming software and equipment) (March 1999-December 2001).

		57
S. Leland Dill 3/28/30 Trustee since 1986	Trustee, Phoenix Euclid Market Neutral Funds (since May 1998), Phoenix Funds (24 portfolios) (since May 2004) (registered investment companies); Retired (since 1986). Formerly, Partner, KPMG Peat Marwick (June 1956-June 1986); Director, Vintners International Company Inc. (wine vintner) (June 1989-May 1992), Coutts (USA) International (January 1992-March 2000), Coutts Trust Holdings Ltd., Coutts Group (private bank) (March 1991-March 1999); General Partner, Pemco (investment company) (June 1979-June 1986); Trustee, Phoenix Zweig Series Trust (September 1989-May 2004).	55
Martin J. Gruber 7/15/37 Trustee since 1999	Nomura Professor of Finance, Leonard N. Stern School of Business, New York University (since September 1964); Trustee (since January 2000) and Chairman of the Board (since February 2004), CREF (pension fund); Trustee of the TIAA-CREF mutual funds (53 portfolios) (since February 2004); Director, Japan Equity Fund, Inc. (since January 1992), Thai Capital Fund, Inc. (since January 2000) and Singapore Fund, Inc. (since January 2000) (registered investment companies). Formerly, Trustee, TIAA (pension fund) (January 1996-January 2000); Director, S.G. Cowen Mutual Funds (January 1985-January 2001).	55
Richard J. Herring 2/18/46 Trustee since 1999	Jacob Safra Professor of International Banking and Professor, Finance Department, The Wharton School, University of Pennsylvania (since July 1972); Director, Lauder Institute of International Management Studies (since July 2000); Co-Director, Wharton Financial Institutions Center (since July 2000). Formerly, Vice Dean and Director, Wharton Undergraduate Division (July 1995-June 2000).	55
Graham E. Jones 1/31/33 Trustee since 2002	Senior Vice President, BGK Realty, Inc. (commercial real estate) (since 1995); Trustee, 8 open-end mutual funds managed by Weiss, Peck & Greer (since 1985) and Trustee of 18 open-end mutual funds managed by Sun Capital Advisers, Inc. (since 1998).	55
Rebecca W. Rimel 4/10/51 Trustee since 2002	President and Chief Executive Officer, The Pew Charitable Trusts (charitable foundation) (1994 to present); Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983 to present).	55
Philip Saunders, Jr. 10/11/35 Trustee since 1986	Principal, Philip Saunders Associates (economic and financial consulting) (since November 1988). Formerly, Director, Financial Industry Consulting, Wolf & Company (consulting) (1987-1988); President, John Hancock Home Mortgage Corporation (1984-1986); Senior Vice President of Treasury and Financial Services, John Hancock Mutual Life Insurance Company, Inc. (1982-1986).	55
William N. Searcy 9/3/46 Trustee since 2002	Private investor (since October 2003); Trustee of 18 open-end mutual funds managed by Sun Capital Advisers, Inc. (since October 1998). Formerly, Pension & Savings Trust Officer, Sprint Corporation[3] (telecommunications) (November 1989-October 2003).	55
Robert H. Wadsworth 1/29/40 Trustee since 2002

President, Robert H. Wadsworth Associates, Inc. (consulting firm) (May 1983 to present). Formerly, President and Trustee, Trust for Investment Managers (registered investment company) (April 1999-June 2002); President, Investment Company Administration, L.L.C. (January 1992*-July 2001); President, Treasurer and Director, First Fund Distributors, Inc. (June 1990-January 2002); Vice President, Professionally Managed Portfolios (May 1991-January 2002) and Advisors Series Trust (October 1996-January 2002) (registered investment companies).

* Inception date of the corporation which was the predecessor to the L.L.C.

		58
Interested Trustee
Name, Date of Birth, Position with the Fund and Length of Time Served[1,2]	Business Experience and Directorships During the Past 5 Years	Number of Funds in the Fund Complex Overseen
William N. Shiebler[4] 2/6/42 Trustee, 2004-present	Chief Executive Officer in the Americas for Deutsche Asset Management ("DeAM") and a member of the DeAM Global Executive Committee (since 2002); Vice Chairman of Putnam Investments, Inc. (1999); Director and Senior Managing Director of Putnam Investments, Inc. and President, Chief Executive Officer, and Director of Putnam Mutual Funds Inc. (1990-1999).	140
Officers
Name, Date of Birth, Position with the Fund and Length of Time Served[1,2]	Business Experience and Directorships During the Past 5 Years
Julian F. Sluyters[5] 7/14/60 President and Chief Executive Officer, 2004-present

Managing Director, Deutsche Asset Management (since May 2004); President and Chief Executive Officer of The Germany Fund, Inc., The New Germany Fund, Inc., The Central Europe and Russia Fund, Inc., The Brazil Fund, Inc., The Korea Fund, Inc., Scudder Global High Income Fund, Inc. and Scudder New Asia Fund, Inc. (since May 2004); President and Chief Executive Officer, UBS Fund Services (2001-2003); Chief Administrative Officer (1998-2001) and Senior Vice President and Director of Mutual Fund Operations (1991-1998) UBS Global Asset Management.

Kenneth Murphy[6] 10/13/63 Vice President and Anti-Money Laundering Compliance Officer since 2002	Vice President, Deutsche Asset Management (September 2000 to present). Formerly, Director, John Hancock Signature Services (1992-2000).
Paul H. Schubert[5] 1/11/63 Chief Financial Officer, 2004-present

Managing Director, Deutsche Asset Management (since July 2004); formerly, Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of Funds at UBS Global Asset Management (1994-2004).

Charles A. Rizzo[6] 8/5/57 Treasurer since 2002

Managing Director, Deutsche Asset Management (since April 2004). Formerly, Director, Deutsche Asset Management (April 2000-March 2004); Vice President and Department Head, BT Alex. Brown Incorporated (now Deutsche Bank Securities Inc.) (1998-1999); Senior Manager, Coopers & Lybrand L.L.P. (now PricewaterhouseCoopers LLP) (1993-1998).

John Millette[6] 8/23/62 Secretary since 2003	Director, Deutsche Asset Management.
Lisa Hertz[4] 8/21/70 Assistant Secretary since 2004	Assistant Vice President, Deutsche Asset Management
Daniel O. Hirsch 3/27/54 Assistant Secretary since 2003

Managing Director, Deutsche Asset Management (2002 to present) and Director, Deutsche Global Funds Ltd. (2002 to present). Formerly, Director, Deutsche Asset Management (1999-2002); Principal, BT Alex. Brown Incorporated (now Deutsche Bank Securities Inc.) (1998-1999); Assistant General Counsel, United States Securities and Exchange Commission (1993-1998).

Caroline Pearson[6] 4/1/62 Assistant Secretary since 2002	Managing Director, Deutsche Asset Management.
Bruce A. Rosenblum 9/14/60 Vice President since 2003 Assistant Secretary since 2002	Director, Deutsche Asset Management.
Kevin M. Gay[6] 11/12/59 Assistant Treasurer since 2004	Vice President, Deutsche Asset Management.
Salvatore Schiavone[6] 11/3/65 Assistant Treasurer since 2003	Director, Deutsche Asset Management.
Kathleen Sullivan D'Eramo[6] 1/25/57 Assistant Treasurer since 2003	Director, Deutsche Asset Management.

1 Unless otherwise indicated, the mailing address of each Trustee and Officer with respect to fund operations is One South Street, Baltimore, MD 21202.

2 Length of time served represents the date that each Trustee or Officer first began serving in that position with Scudder Advisor Funds of which this fund is a series.

3 A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.

4 Mr. Shiebler is a Trustee who is an "interested person" within the meaning of Section 2(a)(19) of the 1940 Act. Mr. Shiebler is a Managing Director of Deutsche Asset Management, the US asset management unit of Deutsche Bank AG and its affiliates. Mr. Shiebler's business address is 280 Park Avenue, New York, New York.

5 Address: 345 Park Avenue, New York, New York.

6 Address: Two International Place, Boston, Massachusetts.

The fund's Statement of Additional Information includes additional information about the fund's Trustees. To receive your free copy of the Statement of Additional Information, call toll-free: 1-800-621-1048.

(The following financial statements of the International Equity Portfolio should be read in conjunction with the Fund's financial statements.)

Investment Portfolio as of October 31, 2004

	Shares	Value ($)

Common Stocks 99.2%
Australia 1.4%
Australia & New Zealand Banking Group Ltd. (Cost $3,703,859)	295,263	4,499,152
Austria 1.1%
Wienerberger AG (Cost $3,135,016)	94,524	3,739,439
Brazil 1.5%
Companhia Vale do Rio Doce (ADR)	164,784	3,486,829
Petroleo Brasileiro SA (ADR)	45,500	1,615,705
(Cost $2,985,362)		5,102,534
Finland 1.0%
Nokia Oyj (Cost $4,912,289)	221,404	3,404,989
France 9.6%
BNP Paribas SA	85,160	5,779,284
France Telecom SA	149,400	4,264,591
PSA Peugeot Citroen	33,211	2,034,992
Sanofi-Aventis	67,824	4,943,585
Schneider Electric SA	49,676	3,279,578
Total SA (d)	55,772	11,563,992
(Cost $23,841,029)		31,866,022
Germany 5.2%
Bayerische Motoren Werke AG	16,955	714,966
E.ON AG	94,089	7,633,564
Hypo Real Estate Holdings AG*	93,400	3,483,492
Metro AG	60,578	2,884,289
Siemens AG	33,378	2,477,451
(Cost $12,172,454)		17,193,762
Greece 1.9%
Alpha Bank AE	121,676	3,451,547
Hellenic Telecommunications Organization SA	181,700	2,805,935
(Cost $4,779,929)		6,257,482
Hong Kong 1.2%
Esprit Holdings Ltd. (Cost $2,831,494)	718,717	3,841,332
Hungary 0.9%
OTP Bank RT (Cost $1,107,852)	112,011	2,823,122
India 0.6%
ICICI Ltd. (Cost $2,169,234)	318,300	2,097,910
Italy 5.2%
Banca Intesa SpA	1,011,700	4,131,053
Enel SpA	226,746	2,044,984
Eni SpA	330,874	7,491,808
Terna SpA* (d)	1,504,562	3,655,505
(Cost $12,162,183)		17,323,350
Japan 22.8%
Aiful Corp.	19,900	1,982,691
Canon, Inc.	139,200	6,855,787
Dai Nippon Printing Co., Ltd.	125,083	1,709,158
Daito Trust Construction Co., Ltd.	45,200	1,906,922
FANUC Ltd.	46,200	2,784,443
Hoya Corp.	39,100	4,006,102
KDDI Corp.	659	3,164,987
Kirin Brewery Co., Ltd.	460,995	4,132,849
Mitsubishi Corp. (d)	561,000	6,186,374
Mitsubishi Tokyo Financial Group, Inc.	415	3,517,280
Mitsui Fudosan Co., Ltd.	313,000	3,315,990
Mizuho Financial Group, Inc.	1,421	5,473,105
Nippon Mining Holdings, Inc.	368,000	1,746,605
Nippon Steel Corp.	2,170,564	5,069,214
Nissan Motor Co., Ltd.	448,953	5,052,254
Sekisui Chemical Co., Ltd.	259,000	1,643,902
Sharp Corp.	139,000	1,916,339
Sony Corp.	87,000	3,023,166
Toyota Motor Corp.	232,000	9,023,072
Yamanouchi Pharmaceutical Co., Ltd. (d)	83,042	3,042,032
(Cost $58,267,235)		75,552,272
Korea 1.8%
POSCO	21,870	3,272,197
Samsung Electronics Co., Ltd.	6,809	2,673,118
(Cost $3,606,232)		5,945,315
Netherlands 4.2%
European Aeronautic Defence & Space Co.	138,000	3,923,382
ING Groep NV	269,300	7,108,180
Koninklijke (Royal) Philips Electronics NV	126,530	2,985,667
(Cost $10,862,701)		14,017,229
Norway 1.7%
DNB NOR ASA	240,144	2,028,798
Statoil ASA	243,323	3,511,745
(Cost $4,915,820)		5,540,543
Russia 0.5%
LUKOIL (ADR) (Cost $742,426)	12,880	1,606,780
Singapore 0.8%
DBS Group Holdings Ltd. (Cost $2,944,109)	302,000	2,829,125
Spain 2.2%
Gestevision Telecinco SA*	31,202	594,166
Telefonica SA	412,372	6,787,775
(Cost $3,923,715)		7,381,941
Sweden 1.2%
Telefonaktiebolaget LM Ericsson "B"* (Cost $1,040,492)	1,385,262	4,011,781
Switzerland 11.7%
ABB Ltd.*	661,030	3,807,339
Credit Suisse Group (Registered)*	106,790	3,639,811
Nestle SA (Registered)	36,845	8,686,459
Novartis AG (Registered)	99,432	4,725,596
Roche Holding AG	63,440	6,463,070
UBS AG (Registered)	112,173	8,057,372
Zurich Financial Services AG	23,600	3,349,120
(Cost $29,398,246)		38,728,767
Thailand 0.6%
Bangkok Bank PCL (Foreign Registered)*	758,500	1,773,189
Thai Oil PCL*	348,654	347,083
(Cost $2,141,167)		2,120,272
United Kingdom 22.1%
AstraZeneca PLC	124,521	5,092,529
BAA PLC	281,544	2,958,533
BHP Billiton PLC	562,391	5,703,648
GlaxoSmithKline PLC	133,732	2,810,577
HSBC Holdings PLC	554,523	8,936,184
Imperial Tobacco Group PLC	195,200	4,549,500
National Grid Transco PLC	414,216	3,593,714
Prudential PLC	440,576	3,233,107
Reuters Group PLC	326,097	2,215,260
Royal Bank of Scotland Group PLC	295,442	8,688,483
Shell Transport & Trading Co., PLC	1,180,917	9,277,270
Smith & Nephew PLC	394,778	3,345,503
Vodafone Group PLC	3,820,007	9,764,164
WPP Group PLC	307,160	3,075,754
(Cost $56,164,464)		73,244,226
Total Common Stocks (Cost $247,807,308)		329,127,345

Rights 0.0%
United Kingdom 0.0%
Prudential PLC* (Cost $138,997)	72,488	122,194

Securites Lending Collateral 6.9%
Daily Asset Fund Institutional, 1.62% (c) (e) (Cost $22,750,600)	22,750,600	22,750,600

Cash Equivalents 0.5%
Scudder Cash Management QP Trust, 1.80% (b) (Cost $1,608,746)	1,608,746	1,608,746
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $272,305,651) (a)	106.6	353,608,885
Other Assets and Liabilities, Net	(6.6)	(21,789,564)
Net Assets	100.0	331,819,321

* Non-income producing security.

(a) The cost for federal income tax purposes was $280,915,889. At October 31, 2004, net unrealized appreciation for all securities based on tax cost was $72,692,996. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $77,712,444 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $5,019,448.

(b) Scudder Cash Management QP Trust is managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

(c) Daily Assets Fund Institutional, an affiliated fund, is managed by Deutsche Asset Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

(d) All or a portion of these securities were on loan (see notes to Financial Statements). The value of all securities loaned at October 31, 2004 amounted to $21,473,706, which is 6.5% of net assets.

(e) Represents collateral held in connection with securities lending.

ADR: American Depositary Receipts

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of October 31, 2004
Assets
Investments: Investments in securities, at value (cost $247,946,305) including $21,473,706 of securities loaned	$ 329,249,539
Investment in Scudder Cash Management QP Trust (cost $1,608,746)	1,608,746
Investment in Daily Assets Fund Institutional (cost $22,750,600)*	22,750,600
Total investments in securities, at value ($272,305,651)	353,608,885
Foreign currency, at value (cost $132,711)	133,248
Receivable for investments sold	3,080,112
Dividends receivable	444,537
Interest receivable	16,185
Foreign taxes recoverable	235,502
Net receivable on closed forward foreign currency exchange contracts	38,860
Unrealized appreciation on forward foreign currency exchange contracts	713,003
Other assets	7,467
Total assets	358,277,799
Liabilities
Payable upon return of securities loaned	22,750,600
Payable for investments purchased	2,724,642
Unrealized depreciation on forward foreign currency exchange contracts	682,596
Accrued investment advisory fee	106,091
Other accrued expenses and payables	194,549
Total liabilities	26,458,478
Net assets, at value	$ 331,819,321

* Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the year ended October 31, 2004
Investment Income
Income: Dividends (net of foreign taxes withheld of $995,534)	$ 7,777,417
Interest — Scudder Cash Management QP Trust	50,449
Securities lending income, including income from Daily Assets Fund Institutional	182,651
Interest	293,288
Total Income	8,303,805
Expenses: Investment advisory fee	2,676,490
Administrator service fees	617,652
Auditing	68,175
Legal	38,706
Trustees' fees and expenses	24,135
Interest expense	25,694
Other	18,459
Total expenses, before expense reductions	3,469,311
Expense reductions	(587,279)
Total expenses, after expense reductions	2,882,032
Net investment income (loss)	5,421,773
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from: Investments (net of foreign taxes of $81,647)	55,347,058
Foreign currency related transactions	(2,599,660)
52,747,398
Net unrealized appreciation (depreciation) during the period on:
Investments	(5,189,895)
Foreign currency related transactions	(115,731)
(5,305,626)
Net gain (loss) on investment transactions	47,441,772
Net increase (decrease) in net assets resulting from operations	$ 52,863,545

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Years Ended October 31,
	2004	2003
Operations: Net investment income (loss)	$ 5,421,773	$ 9,285,504
Net realized gain (loss) on investment transactions	52,747,398	(13,136,863)
Net unrealized appreciation (depreciation) on investment transactions during the period	(5,305,626)	99,197,177
Net increase (decrease) in net assets resulting from operations	52,863,545	95,345,818
Capital transactions in shares of beneficial interest: Proceeds from capital invested	235,493,569	327,205,044
Value of capital withdrawn	(426,402,928)	(619,989,987)
Net increase (decrease) in net assets from capital transactions in shares of beneficial interest	(190,909,359)	(292,784,943)
Increase (decrease) in net assets	(138,045,814)	(197,439,125)
Net assets at beginning of period	469,865,135	667,304,260
Net assets at end of period	$ 331,819,321	$ 469,865,135

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Years Ended October 31,	2004	2003	2002	2001	2000
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	332	470	667	1,331	2,961
Ratio of expenses before expense reductions (%)	.84	.84	.80	.80	.80
Ratio of expenses after expense reductions (%)	.70	.70	.70	.70	.70
Ratio of net investment income (loss) (%)	1.31	1.72	1.14	1.05	.74
Portfolio turnover rate (%)	63	123	179	137	140
Total Investment Return (%)[a,b]	12.60	20.65[c]	(13.03)	—	—

[a] Total return would have been lower had certain expenses not been reduced.

[b] Total investment return for the Portfolio was derived from the performance of the Investment Class of Scudder International Equity Fund.

[c] In 2003, the Advisor fully reimbursed the Portfolio for currency transactions which did not meet the Portfolio's investment guidelines. Excluding this reimbursement, the total return would have been 20.33%.

Notes to Financial Statements

A. Significant Accounting Policies

Scudder International Equity Portfolio (the "Portfolio") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a diversified open-end management investment company organized as a New York business trust.

The Portfolio's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Portfolio in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Equity securities are valued at the most recent sale price or official closing price reported on the exchange (US or foreign) or over-the-counter market on which the security is traded most extensively. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in any open-end investment companies are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Directors. The Fund may use a fair valuation model to value international equity securities in order to adjust for events which may occur between the close of the foreign exchanges and the close of the New York Stock Exchange.

Securities Lending. The Portfolio may lend securities to financial institutions. The Portfolio retains beneficial ownership of the securities it has loaned and continues to receive interest and dividends paid by the securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of liquid, unencumbered assets having a value at least equal to the value of the securities loaned. The Fund may invest the cash collateral into a joint trading account in an affiliated money market fund pursuant to Exemptive Orders issued by the SEC. The Portfolio receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net fees paid to lending agent. Either the Portfolio or the borrower may terminate the loan. The Portfolio is subject to all investment risks associated with the value of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

Foreign Currency Translations. The books and records of the Portfolio are maintained in US dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into US dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into US dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the US dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gains and losses on investment securities.

Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of a financial instrument at a specified price on a specific date (settlement date). The Portfolio may enter into futures contracts as a hedge against anticipated interest rate, currency or equity market changes, and for duration management, risk management and return enhancement purposes.

Upon entering into a futures contract, the Portfolio is required to deposit with a financial intermediary an amount ("initial margin") equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the Portfolio dependent upon the daily fluctuations in the value of the underlying security and are recorded for financial reporting purposes as unrealized gains or losses by the Portfolio. When entering into a closing transaction, the Portfolio will realize a gain or loss equal to the difference between the value of the futures contract to sell and the futures contract to buy. Futures contracts are valued at the most recent settlement price.

Certain risks may arise upon entering into futures contracts, including the risk that an illiquid secondary market will limit the Portfolio's ability to close out a futures contract prior to the settlement date and that a change in the value of a futures contract may not correlate exactly with the changes in the value of the securities or currencies hedged. When utilizing futures contracts to hedge, the Portfolio gives up the opportunity to profit from favorable price movements in the hedged positions during the term of the contract.

Forward Foreign Currency Exchange Contracts. A forward foreign currency exchange contract ("forward currency contract") is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. The Portfolio may enter into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign currency denominated portfolio holdings and to facilitate transactions in foreign currency denominated securities. The Fund may also engage in forward currency contracts for non-hedging purposes.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain (loss) is recorded daily. Sales and purchases of forward currency contracts having the same settlement date and broker are offset and any gain (loss) is realized on the date of offset; otherwise, gain (loss) is realized on settlement date. Realized and unrealized gains and losses which represent the difference between the value of a forward currency contract to buy and a forward currency contract to sell are included in net realized and unrealized gain (loss) from foreign currency related transactions.

Certain risks may arise upon entering into forward currency contracts from the potential inability of counterparties to meet the terms of their contracts. Additionally, when utilizing forward currency contracts to hedge, the Portfolio gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.

Federal Income Taxes. The Portfolio is considered a partnership under the Internal Revenue Code. Therefore, no federal income tax provision is necessary.

Gains realized upon disposition of Indian securities held by the Fund are subject to capital gains tax in India, payable prior to repatriation of sale proceeds. The tax is computed on net realized gains; any realized losses in excess of gains may be carried forward eight years to offset future gains. In addition, the Fund accrues a deferred tax liability for net unrealized gains in excess of available carryforwards on Indian securities.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment security transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Portfolio is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis.

The Portfolio makes a daily allocation of its income, expenses and realized and unrealized gains and losses from securities, futures and foreign currency transactions to its investors in proportion to their investment in the Portfolio.

B. Purchases and Sales of Securities

During the year ended October 31, 2004, purchases and sales of investment securities (excluding short-term investments) aggregated $255,890,307 and $439,926,706, respectively.

C. Related Parties

Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG. Deutsche Asset Management, Inc. ("DeAM, Inc." or the "Advisor") is the Advisor for the Portfolio and Investment Company Capital Corporation ("ICCC" or the "Administrator") is the Administrator for the Portfolio, both wholly owned subsidiaries of Deutsche Bank AG.

Investment Advisory Agreement. Under the Investment Advisory Agreement, the Advisor directs the investments of the Portfolio in accordance with its investment objectives, policies and restrictions. The investment advisory fee payable under the Investment Advisory Agreement is equal to an annual rate of 0.65% of the Portfolio's average daily net assets, computed and accrued daily and payable monthly. Deutsche Asset Management Investment Services Ltd. ("DeAMIS"), an affiliate of the Advisor, serves as subadvisor with respect to the investment and reinvestment of assets in the Portfolio and is paid by the Advisor for its services. The Advisor waives a portion of its advisory fee equivalent to the advisory fees charged by any affiliated money market funds on assets invested in those money market funds.

In addition, for the year ended October 31, 2004, the Advisor agreed to reimburse the Fund $3,190, which represents a portion of the fee savings expected to be realized by the Advisor related to the outsourcing by Advisor of certain administrative services to an unaffiliated service provider.

Administrator Service Fee. For its services as Administrator, ICCC receives a fee (the "Administrator Service Fee") of 0.15% of the Portfolio's average daily net assets, computed and accrued daily and payable monthly. For the year ended October 31, 2004, the Administrator Service Fee aggregated $617,652, of which $43,198 is unpaid at October 31, 2004.

For the year ended October 31, 2004, the Advisor and Administrator agreed to waive their fees and reimburse expenses to the Portfolio to the extent necessary to maintain the annualized expenses of the Portfolio at 0.70%. The amount of the waiver and whether the Advisor and/or Administrator waive its fees may vary at any time without notice to the shareholders.

Accordingly, for the year ended October 31, 2004, the Advisor waived a portion of its advisory fee pursuant to the Investment Advisory Agreement aggregating $584,089 and the amount imposed aggregated $2,676,490, which was equivalent to an annualized effective rate of 0.51% of the Portfolio's average net assets.

Trustees' Fees and Expenses. As compensation for his or her services, each Independent Trustee receives an aggregate annual fee, plus a fee for each meeting attended (plus reimbursement for reasonable out-of-pocket expenses incurred in connection with his or her attendance at board and committee meetings) from each Fund in the Fund Complex for which he or she serves. In addition, the Chairman of the Fund Complex's Audit Committee receives an annual fee for his services. Payment of such fees and expenses is allocated among all such Funds described above in direct proportion to their relative net assets.

D. Forward Foreign Currency Commitments

As of October 31, 2004, the Portfolio had the following open forward foreign currency exchange contracts:

Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Appreciation (US$)
USD	193,791	AUD	268,000	1/27/2005	4,829
USD	15,672,133	AUD	21,465,000	1/27/2005	235,993
USD	185,666	AUD	252,000	1/27/2005	1,096
USD	181,478	AUD	245,000	1/27/2005	97
EUR	1,088,038	CHF	1,668,000	1/27/2005	9,205
EUR	1,995,157	CHF	3,055,000	1/27/2005	13,833
EUR	1,063,722	CHF	1,624,000	1/27/2005	3,383
EUR	1,448,165	CHF	2,212,000	1/27/2005	5,495
EUR	1,657,386	CHF	2,530,000	1/27/2005	4,974
USD	656,547	EUR	525,000	1/27/2005	11,254
USD	21,697,774	EUR	17,230,000	1/27/2005	218,793
EUR	1,275,000	USD	1,629,412	1/27/2005	7,611
USD	17,798	EUR	14,000	1/27/2005	10
USD	306,826	GBP	169,000	1/27/2005	849
USD	24,994,404	GBP	13,782,000	1/27/2005	96,638
GBP	550,000	USD	1,003,863	1/27/2005	2,551
USD	466,943	GBP	257,000	1/27/2005	942
USD	258,420	GBP	142,000	1/27/2005	100
USD	2,032,903	JPY	221,129,000	1/27/2005	60,409
JPY	22,411,000	USD	212,197	1/27/2005	44
EUR	293,285	NOK	2,411,000	1/27/2005	4,363
EUR	132,215	NOK	1,076,000	1/27/2005	261
NZD	1,197,000	USD	813,409	1/27/2005	3,441
USD	2,311,338	SEK	16,631,000	1/27/2005	26,821
SEK	1,529,000	EUR	169,005	1/27/2005	11
Total unrealized appreciation					713,003
Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Depreciation (US$)
AUD	273,000	USD	199,937	1/27/2005	(2,389)
AUD	520,000	USD	384,748	1/27/2005	(634)
CHF	26,056,000	USD	21,492,675	1/27/2005	(270,468)
CHF	237,000	EUR	155,520	1/27/2005	(132)
EUR	1,976,000	USD	2,473,784	1/27/2005	(39,689)
EUR	648,000	USD	815,262	1/27/2005	(8,994)
NOK	1,474,000	EUR	178,995	1/27/2005	(3,060)
USD	675,597	EUR	528,000	1/27/2005	(3,981)
USD	1,925,858	EUR	1,506,000	1/27/2005	(10,225)
NOK	1,115,000	EUR	136,050	1/27/2005	(1,488)
EUR	13,000	USD	16,525	1/27/2005	(11)
GBP	155,000	USD	281,026	1/27/2005	(1,162)
GBP	1,530,831	USD	837,000	1/27/2005	(7,017)
JPY	37,442,000	USD	346,557	1/27/2005	(7,887)
JPY	33,263,000	USD	308,849	1/27/2005	(6,035)
JPY	634,132,000	USD	5,930,791	1/27/2005	(72,203)
JPY	1,000,151,000	USD	9,441,622	1/27/2005	(26,282)
NOK	53,711,000	EUR	6,528,705	1/27/2005	(103,495)
NOK	10,192,000	EUR	1,238,772	1/27/2005	(19,754)
NOK	28,132,000	EUR	4,313,004	1/27/2005	(90,826)
USD	816,833	NZD	1,197,000	1/27/2005	(6,864)
Total unrealized depreciation					(682,596)
Currency Abbreviation
AUD	Australian Dollar	CHF	Swiss Franc	EUR	Euro
GBP	British Pound	JPY	Japanese Yen	NOK	Norwegian Krona
NZD	New Zealand Dollar	SEK	Swedish Krona	USD	United States Dollar

E. Line of Credit

The Portfolio and several other affiliated funds (the "Participants") share in a $1.25 billion revolving credit facility administered by J.P. Morgan Chase Bank for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants were charged an annual commitment fee which was allocated, based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.5 percent. The Portfolio may borrow up to a maximum of 33 percent of its net assets under the agreement. At October 31, 2004, there were no loans outstanding. Interest expense incurred on the borrowings amounted to $25,694 for the year ended October 31, 2004. The average dollar amount of the borrowings was $5,865,979 and the weighted average interest rate on these borrowings was 1.626%.

F. Regulatory Matters and Litigation

Since at least July 2003, federal, state and industry regulators have been conducting ongoing inquiries and investigations ("inquiries") into the mutual fund industry, and have requested information from numerous mutual fund companies, including Scudder Investments. It is not possible to determine what the outcome of these inquiries will be or what the effect, if any, would be on the funds or their advisors. Publicity about mutual fund practices arising from these industry-wide inquiries serves as the general basis of a number of private lawsuits against the Scudder funds. These lawsuits, which previously have been reported in the press, involve purported class action and derivative lawsuits, making various allegations and naming as defendants various persons, including certain Scudder funds, the funds' investment advisors and their affiliates, certain individuals, including in some cases fund Trustees/Directors, officers, and other parties. Each Scudder fund's investment advisor has agreed to indemnify the applicable Scudder funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making allegations similar to these lawsuits regarding market timing, revenue sharing, fund valuation or other subjects arising from or related to the pending inquiries. Based on currently available information, the funds' investment advisors believe the likelihood that the pending lawsuits will have a material adverse financial impact on a Scudder fund is remote and such actions are not likely to materially affect their ability to perform under their investment management agreements with the Scudder funds.

Report of Independent Registered Public Accounting Firm

To the Trustees and Holders of Beneficial Interest of International Equity Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the International Equity Portfolio (the "Portfolio") at October 31, 2004, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Portfolio's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2004 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

Boston, Massachusetts December 30, 2004	PricewaterhouseCoopers LLP
Account Management Resources

For shareholders of Classes A, B, C and Investment

Automated Information Lines

ScudderACCESS (800) 972-3060

Personalized account information, information on other Scudder funds and services via touchtone telephone and for Classes A, B, and C only, the ability to exchange or redeem shares.

Web Site

scudder.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.

Obtain prospectuses and applications, blank forms, interactive worksheets, news about Scudder funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 621-1048 To speak with a Scudder service representative.
Written Correspondence	Scudder Investments PO Box 219356 Kansas City, MO 64121-9356
Proxy Voting

A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — scudder.com (type "proxy voting" in the search field) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
	Class A	Class B	Class C	Investment Class
Nasdaq Symbol	DBAIX	DBBIX	DBCIX	BTEQX
CUSIP Number	81111R 502	81111R 601	81111R 700	81111R 809
Fund Number	420	620	720	820
Notes

Notes

Notes

Notes

ITEM 2.         CODE OF ETHICS.

As of the end of the period, October 31, 2004, Scudder International Equity
Portfolios has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Principal Executive Officer and Principal Financial Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.         AUDIT COMMITTEE FINANCIAL EXPERT.

The Fund's Board of Directors/Trustees has determined that the Fund has at least one "audit committee financial expert" serving on its audit committee: Mr. S.
Leland Dill. This audit committee member is "independent," meaning that he is not an "interested person" of the Fund (as that term is defined in Section
2(a)(19) of the Investment Company Act of 1940) and he does not accept any consulting, advisory, or other compensatory fee from the Fund (except in the capacity as a Board or committee member).

An "audit committee financial expert" is not an "expert" for any purpose, including for purposes of Section 11 of the Securities Act of 1933, as a result of being designated as an "audit committee financial expert." Further, the designation of a person as an "audit committee financial expert" does not mean that the person has any greater duties, obligations, or liability than those imposed on the person without the "audit committee financial expert"
designation. Similarly, the designation of a person as an "audit committee financial expert" does not affect the duties, obligations, or liability of any other member of the audit committee or board of directors.

ITEM 4.         PRINCIPAL ACCOUNTANT FEES AND SERVICES.

                     SCUDDER INTERNATIONAL EQUITY PORTFOLIO
                      FORM N-CSR DISCLOSURE RE: AUDIT FEES

The following table shows the amount of fees that PricewaterhouseCoopers, LLP
("PWC"), the Fund's auditor, billed to the Fund during the Fund's last two fiscal years. For engagements with PWC entered into on or after May 6, 2003, the
Audit Committee approved in advance all audit services and non-audit services that PWC provided to the Fund.

The Audit Committee has delegated certain pre-approval responsibilities to its
Chairman (or, in his absence, any other member of the Audit Committee).

               Services that the Fund's Auditor Billed to the Fund

--------------------------------------------------------------------------------
Fiscal Year      Audit Fees     Audit-Related      Tax Fees      All Other
   Ended          Billed         Fees Billed      Billed to     Fees Billed
October 31,      to Fund          to Fund            Fund         to Fund
--------------------------------------------------------------------------------
2004             $51,800            $185           $4,200            $0
--------------------------------------------------------------------------------
2003             $47,300           $1,205          $4,000            $0
--------------------------------------------------------------------------------

The above "Tax Fees" were billed for professional services rendered for tax compliance and tax return preparation.

           Services that the Fund's Auditor Billed to the Adviser and
                        Affiliated Fund Service Providers

The following table shows the amount of fees billed by PWC to Deutsche Asset
Management, Inc. ("DeAM, Inc." or the "Adviser"), and any entity controlling, controlled by or under common control with DeAM, Inc. ("Control Affiliate") that provides ongoing services to the Fund ("Affiliated Fund Service Provider"), for
engagements directly related to the Fund's operations and financial reporting, during the Fund's last two fiscal years.

--------------------------------------------------------------------------------
                    Audit-Related         Tax Fees            All Other
                     Fees Billed          Billed to          Fees Billed
  Fiscal           to Adviser and        Adviser and        to Adviser and
   Year             Affiliated           Affiliated          Affiliated
  Ended            Fund Service          Fund Service        Fund Service
 October 31,         Providers            Providers           Providers
--------------------------------------------------------------------------------
2004                   $453,907            $0                    $0
--------------------------------------------------------------------------------
2003                   $662,457          $50,000                 $0
--------------------------------------------------------------------------------

The "Audit-Related Fees" were billed for services in connection with the assessment of internal controls, agreed-upon procedures and additional related procedures.

                               Non-Audit Services

The following table shows the amount of fees that PWC billed during the Fund's last two fiscal years for non-audit services. For engagements entered into on or after May 6, 2003, the Audit Committee pre-approved all non-audit services that
PWC provided to the Adviser and any Affiliated Fund Service Provider that related directly to the Fund's operations and financial reporting. The Audit
Committee requested and received information from PWC about any non-audit services that PWC rendered during the Fund's last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating PWC's independence.

--------------------------------------------------------------------------------
                               Total Non-Audit
                               Fees billed to            Total
                                Adviser and          Non-Audit Fees
                               Affiliated Fund         billed to
                              Service Providers       Adviser and
                              (engagements related    Affiliated
                 Total         directly to the       Fund Service
                Non-Audit       operations and        Providers
  Fiscal       Fees Billed    financial reporting    (all other       Total of
   Year         to Fund          of the Fund)        engagements)     (A),(B)
   Ended
October 31,       (A)                (B)                 (C)          and (C)
--------------------------------------------------------------------------------
2004            $4,200              $0              $1,153,767      $1,157,967
--------------------------------------------------------------------------------
2003            $4,000           $50,000            $4,947,177      $5,001,177
--------------------------------------------------------------------------------

All other engagement fees were billed for services in connection with risk management, tax services and process improvement/integration initiatives for
DeAM, Inc. and other related entities that provide support for the operations of the fund.

ITEM 5.         AUDIT COMMITTEE OF LISTED REGISTRANTS

                Not Applicable

ITEM 6.         SCHEDULE OF INVESTMENTS

                Not Applicable

ITEM 7.         DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
                CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

                Not Applicable

ITEM 8.         PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT
                INVESTMENT COMPANY AND AFFILIATED PURCHASERS

                Not Applicable.

ITEM 9.         SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The Nominating and Governance Committee evaluates and nominates Board member candidates. Fund shareholders may also submit nominees that will be considered by the Committee when a Board vacancy occurs. Submissions should be mailed to the attention of the Secretary of the Fund, One South Street, Baltimore, MD
21202.

ITEM 10.        CONTROLS AND PROCEDURES.

(a) The Chief Executive and Financial Officers concluded that the Registrant's
Disclosure Controls and Procedures are effective based on the evaluation of the
Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b) There have been no changes in the registrant's internal control over financial reporting that occurred during the registrant's last half-year (the registrant's second fiscal half-year in the case of the annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal controls over financial reporting.

ITEM 11.        EXHIBITS.

(a)(1)   Code of Ethics  pursuant to Item 2 of Form N-CSR is filed and  attached hereto as EX-99.CODE ETH.

(a)(2)   Certification  pursuant to Rule 30a-2(a) under the  Investment  Company
         Act of 1940 (17 CFR  270.30a-2(a))  is filed  and  attached  hereto  as
         Exhibit 99.CERT.

(b)      Certification  pursuant to Rule 30a-2(b) under the  Investment  Company
         Act of 1940 (17 CFR  270.30a-2(b))  is furnished and attached hereto as
         Exhibit 99.906CERT.

Form N-CSR Item F

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:                         Scudder International Equity Portfolio

By:                                 /s/Julian Sluyters
                                    ---------------------------
                                    Julian Sluyters
                                    Chief Executive Officer

Date:                               January 4, 2005
                                    ---------------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:                          Scudder International Equity Portfolio

By:                                 /s/Julian Sluyters
                                    ---------------------------
                                    Julian Sluyters
                                    Chief Executive Officer

Date:                               January 4, 2005
                                    ---------------------------

By:                                 /s/Paul Schubert
                                    ---------------------------
                                    Paul Schubert
                                    Chief Financial Officer

 Date:                              January 4, 2005
                                    ---------------------------